BRIDGE BUILDER LARGE CAP GROWTH FUND

IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF INFORMATION STATEMENT

The Information Statement is available at www.bridgebuildermutualfunds.com

July 27, 2018

As a shareholder of the Bridge Builder Large Cap Growth Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”), you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to the hiring of Sustainable Growth Advisers, LP (“SGA”) as an investment sub-adviser to the Fund. This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

SUMMARY OF INFORMATION STATEMENT

On July 2, 2018, SGA consummated a transaction with Virtus Investment Partners, Inc. (“Virtus”), a multi-boutique asset manager, pursuant to which Virtus acquired a majority interest in SGA (the “Transaction”).  Prior to the Transaction, SGA served as an investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement among the Trust, SGA, and Olive Street Investment Advisers, LLC (“Olive Street”), the investment adviser to the Fund (the “Prior Sub-advisory Agreement”).  The Transaction may have been considered to result in a change in control of SGA under the Investment Company Act of 1940, as amended, and, accordingly, in the assignment and automatic termination of the Prior Sub-Advisory Agreement.

The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment sub-advisers to the Fund with the approval of the Board.  Although approval by the Fund’s shareholders is not required, a condition of this order requires Olive Street to furnish Fund shareholders with information about the sub-advisers and the sub-advisory agreements.

Accordingly, the purpose of the Information Statement is to furnish Fund shareholders with detailed information about the Board’s approval of a new sub-advisory agreement between SGA and Olive Street, pursuant to which SGA continues to serve as an investment sub-adviser to the Fund and which became effective at the same time that the Transaction was consummated.

The Information Statement will be available on the Fund’s website until at least October 31, 2018. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Fund by telephone at 1-855-823-3611, by e-mail at bridgebuildertrust@edwardjones.com, or by mail at: Bridge Builder Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 until October 31, 2018. If you do not request a paper or email copy of the Information Statement by this date, you will not otherwise receive a paper or email copy. The Fund’s most recent annual and semi-annual reports are available upon request, without charge, by contacting your financial advisor, or making a request in writing to the Fund at Bridge Builder Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, via e-mail at bridgebuilder@edwardjones.com, or by calling 1-855-823-3611.

BRIDGE BUILDER LARGE CAP GROWTH FUND

INFORMATION STATEMENT

July 27, 2018

This information statement (the “Information Statement”) is being made available to the shareholders of the Bridge Builder Large Cap Growth Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board”) of a new investment sub-advisory agreement among Olive Street Investment Advisers, LLC (“Olive Street” or the “Adviser”), the investment adviser to the Fund, the Trust, and Sustainable Growth Advisers, LP (“SGA” or the “Sub-adviser”), pursuant to which SGA serves as an investment sub-adviser to the Fund (the “New Sub-advisory Agreement”).

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment sub-advisers to the Fund with the approval of the Board.  Although approval by the Fund’s shareholders is not required, pursuant to a condition of this order, Olive Street is required to furnish Fund shareholders with information about SGA and the New Sub-advisory Agreement.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

Olive Street is the Fund’s investment adviser. Pursuant to the terms of an exemptive order granted to Olive Street and the Trust by the SEC on August 6, 2013 (the “Exemptive Order”), Olive Street employs a so-called “manager-of-managers” arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the “1940 Act”) generally requires that a fund’s shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to the fund. The Exemptive Order exempts Olive Street and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows Olive Street, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote.

TERMINATION OF THE PRIOR SUB-ADVISORY AGREEMENT

Prior to the consummation of the Transaction (defined below), SGA had been serving as an investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement among the Trust, Olive Street, and SGA (the “Prior Sub-advisory Agreement”). On July 2, 2018, SGA consummated a transaction with Virtus Investment Partners, Inc. (“Virtus”), a multi-boutique asset manager, pursuant to which Virtus acquired a majority interest in SGA (the “Transaction”).  The Transaction may have been considered to have caused a change in control of SGA under the 1940 Act, resulting in the assignment, and automatic termination, of the Prior Sub-advisory Agreement.  Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned.  At a quarterly in-person meeting held on February 21-22, 2018 (the “February 2018 Meeting”), the Board unanimously approved: (i) the re-appointment of SGA as a sub-adviser to the Fund and (ii) the New Sub-advisory Agreement, each to be effective at the same time as the consummation of the Transaction.

THE BOARD’S CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

Pursuant to Section 15 of the 1940 Act, a fund’s advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the fund; and (ii) by a vote of a majority of the members of the board who are not parties to the agreements or “interested persons” of any party, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

At the February 2018 Meeting, the Board, including a majority of the Independent Trustees, considered and approved the New Sub-advisory Agreement for an initial two-year term. In connection with its approval, the Board considered materials provided in advance of the February 2018 Meeting that detailed, among other things, the terms of the Transaction, the post-Transaction ownership structure of the Sub-adviser, and the continuity of services expected to be provided by the Sub-adviser after the Transaction.  The Board also considered the terms of the New Sub-advisory Agreement and noted that the terms of the New Sub-advisory Agreement were identical to those of the Prior Sub-advisory Agreement, except with respect to the date.  The Board also determined that it was reasonable to take into account the conclusions the Board made when considering and evaluating the most recent renewal of the Prior Sub-advisory Agreement for the Sub-adviser, which occurred at a Board meeting held on May 23-24, 2017 (the “May 2017 In-Person Meeting”), as part of its considerations to approve the New Sub-Advisory Agreement.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s renewal of the Prior Sub-advisory Agreement at the May 2017 In-Person Meeting, and the conclusions made by the Board when determining to renew the Prior Sub-advisory Agreement for an additional one-year term.

In advance of the May 2017 In-Person Meeting and a telephonic Board meeting held on May 9, 2017 (collectively, the “May Meetings”), the Adviser and the Sub-adviser furnished information to the Board necessary for the Board to evaluate the terms of the Prior Sub-advisory Agreement. This information included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by the Sub-adviser; (ii) the Fund’s historical investment performance and the historical investment performance of the Sub-adviser; (iii) the Sub-adviser’s personnel, including portfolio managers; (iv) the investment practices and techniques used by the Sub-adviser in managing the Fund; (v) the Fund’s overall fees and operating expenses, compared with those of a category and a peer group of mutual funds; (vi) the sub-advisory fees payable by the Adviser to the Sub-adviser; (vii) the Sub-adviser’s compliance policies and procedures; and (viii) other “fall-out” benefits the Sub-adviser may receive based on its relationship with the Fund. At the May Meetings, representatives of the Adviser made presentations and responded to questions regarding the services, fees, and other aspects of the Prior Sub-advisory Agreement.  In addition to the May Meetings, the Board met periodically over the course of the year since the most recent annual renewal of the Prior Sub-advisory Agreement. At these meetings, representatives of the Adviser and the Sub-adviser furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by the Sub-adviser, and compliance and operations matters related to the Trust, the Fund, and the Sub-adviser.

At the May Meetings, the Trustees received advice from Fund counsel, and the Independent Trustees received additional advice from their independent legal counsel, including advice regarding the legal standards applicable to the consideration of the approval of advisory arrangements. The Independent Trustees met in executive session, outside the presence of the interested Trustees, Trust officers, and representatives of the Adviser and the Sub-adviser, to discuss the Prior Sub-advisory Agreement and the services to be provided by the Sub-adviser.

In considering the approval of the Prior Sub-advisory Agreement, the Board considered various factors, as discussed in further detail below:

1.
The nature, extent and quality of the services provided by the Sub-adviser. The Trustees considered the nature, extent and quality of the services provided to the Fund by the Sub-adviser, including its responsibilities for management of the Fund. In this regard, the Board considered the Sub-adviser’s role in the day-to-day management of the Fund’s portfolio. The Board also contemplated the Adviser’s oversight of the Sub-adviser, which includes continuous analysis of, and regular discussions with the Sub-adviser about, the investment strategies and performance of the Fund and of the portion of the Fund’s assets allocated to the Sub-adviser (the “Allocated Portion”), periodic due diligence on-site visits to the Sub-adviser, and other in-person meetings with the Sub-adviser.

The Board also noted the Sub-adviser’s operations, including resources devoted to support such operations. The Board considered the Sub-adviser’s ability to attract and retain qualified investment professionals and the experience and skills of management and investment personnel of the Sub-adviser. The Board also noted the compliance programs and compliance records of the Sub-adviser.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the Sub-adviser is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Prior Sub-advisory Agreement.

2.
Fees and Other Expenses. The Board reviewed comparisons of the advisory fee and total fees and expenses of the Fund to its category and peer funds on a gross basis and also net of fee and expense waivers and reimbursements. In this regard, the Trustees received and reviewed reports prepared by Morningstar Associates, LLC, an independent provider of mutual fund industry data, comparing the Fund’s advisory fees and gross and net expense ratios to those paid by an independently-selected category and peer group of mutual funds. The Board noted that the advisory fees and net expenses for the Fund were below its peer group median. The Board requested information from the Sub-adviser regarding fees charged to other similarly managed accounts, if any. To the extent provided, the Board reviewed information about structural, operational and other differences between such similarly managed accounts and the sleeve managed for the Fund.

The Board noted that, although the Adviser has historically paid all sub-advisory fees to the Sub-adviser, the Fund has agreed to assume the obligation to pay sub-advisory fees going forward. However, the Board considered that the Adviser has contractually agreed to waive its advisory fees to the extent advisory fees to be paid to the Adviser exceed the sub-advisory fees paid to the Sub-adviser for management of the Allocated Portion. The Board noted that the Adviser may terminate this waiver arrangement following notice, without Board approval, once a year.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the sub-advisory fee was reasonable in light of the nature, extent and quality of the services rendered by the Sub-adviser.

3.
The Fund’s Investment Performance Record. The Board reviewed the investment performance of the Fund on an absolute basis and in comparison to appropriate benchmarks and the Fund’s category and peer group as independently selected by Morningstar Associates, LLC. The Board observed that the Fund outperformed its peer group median and underperformed its benchmark index for the one-year period ended March 31, 2017. The Board also reviewed the investment performance of the Sub-adviser for the Fund and noted that the Sub-adviser outperformed the Fund’s benchmark index.

4.
Profitability and Economies of Scale. The Board did not consider the profitability of the Sub-adviser to be a material factor, given that the Sub-adviser is not affiliated with the Adviser and, therefore, the fees were negotiated at arm’s length.

5.
Indirect Benefits. The Board noted that Fund shares are currently available exclusively to investors participating in Edward Jones Advisory Solutions®, an investment advisory program (asset-based fee program) sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), an affiliate of the Adviser. Accordingly, the Board received and considered information about asset-based fees received by Edward Jones from participants in Edward Jones Advisory Solutions® in connection with their investments in the Fund as an indirect or “fall-out” benefit. The Board also noted that the Sub-adviser may use soft dollars generated from executing Fund portfolio trades to purchase research, which could be viewed as a fall-out benefit to the Sub-adviser to the extent the Sub-adviser uses the research generated from such trading activities across its client base.

Based on the Board’s deliberations and its evaluation of the information described above and other information it believed relevant, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Prior Sub-advisory Agreement for an additional year.

CONCLUSION

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Sub-advisory Agreement at the February 2018 Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Sub-advisory Agreement, which the Board noted were identical to those of the Prior Sub-advisory Agreement except for the date, were reasonable in relation to the services expected to be provided by the Sub-adviser to the Fund and that the approval of the New Sub-advisory Agreement would be in the best interests of the Fund and its shareholders. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously approved the New Sub-advisory Agreement.

In evaluating the background and conclusions discussed above, shareholders should consider:

•
In reaching its determination regarding the approval of the New Sub-advisory Agreement, the Board, including all of the Independent Trustees, considered the factors, conclusions and information it believed relevant in the exercise of its reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

•
In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all important, controlling or determinative of its decision, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

DESCRIPTION OF THE MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENT

The New Sub-advisory Agreement is identical to the Prior Sub-advisory Agreement, as amended, except with respect to the date. Set forth below is a summary of all material terms of the New Sub-advisory Agreement. Although the summary below is qualified in its entirety by reference to the New Sub-advisory Agreement included as Exhibit A hereto, shareholders should still read the summary below carefully.

INVESTMENT ADVISORY SERVICES

Subject to the supervision of the Board and the Adviser, the Sub-adviser shall manage the investments of the Allocated Portion in accordance with the Fund's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-adviser, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act and the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended.   From time to time, the Adviser or the Fund may provide the Sub-adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-adviser's management of the Allocated Portion, which shall become effective at such time as agreed upon by both parties.  Subject to each of the foregoing sentences above, the Sub-adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property and assets comprising or relating to the Allocated Portion.

In addition, among other things, the Sub-adviser will, at its own expense:

•
advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies;

•	employ professional portfolio managers and securities analysts who provide research services to the Fund;

•	place orders for purchases and sales of portfolio investments for the Allocated Portion;

•	give instructions to the Fund’s custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

•
comply with all applicable procedures and policies adopted by the Board that are applicable to the Fund (together, “Fund Procedures”) and any amendments to the Fund Procedures that are provided to the Sub-adviser by the Adviser or the Fund and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of the Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-adviser;

•	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries submitted to the Sub-adviser in writing;

•
furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate the New Sub-advisory Agreement or any proposed amendments thereto for the purposes of approving such Agreement, the renewal thereof or any amendment thereto;

•
as reasonably requested by the Fund, provide the Fund with information and advice regarding assets in the Allocated Portion to assist the Fund in determining the appropriate valuation of such assets and the appropriate pricing sources for such assets and whether pricing information provided by the Fund’s pricing agents is reasonable; and

•
upon request, review the Fund’s summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Sub-adviser, the manner in which the Sub-adviser manages the Fund and information relating directly or indirectly to the Sub-adviser (the “Sub-adviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

INDEMNIFICATION

The Sub-adviser is obligated to indemnify and hold harmless the Adviser and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses):  (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-adviser Disclosure; and (ii) resulting from the Sub-adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Sub-adviser’s obligations under the New Sub-advisory Agreement, or from the Sub-adviser’s reckless disregard of its obligations and duties under the New Sub-advisory Agreement; provided, however, that the Sub-adviser’s obligation is reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under the New Sub-advisory Agreement.

MAINTENANCE OF BOOKS AND RECORDS

Under the New Sub-advisory Agreement, the Sub-adviser is required to maintain separate books and detailed records of all matters pertaining to the securities and other assets advised by such Sub-adviser as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser or the Fund’s other service providers) relating to its responsibilities under the New Sub-advisory Agreement, and is obligated to preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

REPORTING OBLIGATION

The Sub-adviser has an obligation to provide prompt notice to the Adviser and the Fund about developments relating to its duties as Sub-adviser of which the Sub-adviser has, or should have, knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund, any changes in senior management, operations, financial condition or ownership of the Sub-adviser’s firm, and the occurrence of any event that would disqualify the Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-adviser also has an obligation to immediately notify the Trust and the Adviser in the event that the Sub-adviser: (1) becomes subject to a statutory disqualification that prevents the Sub-adviser from serving as an investment adviser pursuant to the New Sub-advisory Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization). The Sub-adviser shall immediately forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the Trust or the Fund.

DURATION AND TERMINATION

The New Sub-advisory Agreement was approved by the Board at the February 2018 Meeting for an initial term of two years and is scheduled to continue in effect for subsequent periods only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that the New Sub-advisory Agreement may be terminated (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Sub-adviser, or (c) by the Sub-adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser.  The New Sub-advisory Agreement will terminate automatically and immediately in the event of its assignment (as defined under the 1940 Act), or in the event of a termination of the Adviser’s investment advisory agreement with the Trust, on behalf of the Fund.

GOVERNING LAW

The New Sub-advisory Agreement is governed by and construed in accordance with the substantive laws of the State of Delaware.

INFORMATION ABOUT OLIVE STREET

Olive Street, located at 12555 Manchester Road, St. Louis, Missouri 63131, currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and Olive Street dated July 10, 2013, and amended with respect to the Fund as of February 19, 2015 and June 9, 2017. As of June 30, 2018, Olive Street had approximately $58.8 billion in assets under management. As investment adviser, Olive Street manages the Fund pursuant to a manager-of-managers structure, whereby Olive Street has overall responsibility for the general management and day-to-day operations of the Fund, but has retained one or more investment sub-advisers to make the investment decisions for allocated portions of the Fund’s assets. For these services, the Fund pays Olive Street an annual fee of 0.60% of its average daily net assets.

For the fiscal year ended June 30, 2018, the Fund paid Olive Street advisory fees in the amount of $22,964,465. Olive Street waived $11,696,923 of such advisory fees.1

INFORMATION ABOUT SGA

SGA, located at 100 Pearl Street, Hartford, CT 06103, is an investment adviser registered under the Investment Advisers Act of 1940, as amended. SGA is an independent affiliate of Virtus Investment Partners (“Virtus”), a publicly traded asset manager utilizing a multi-boutique structure.  Virtus owns a 70% majority equity interest in SGA, with the remaining 30% equity interest held by SGA’s 18 employee equity owners. As of May 31, 2018, SGA had total assets under management of approximately $11.3 billion, of which $9.7 billion represents assets from discretionary accounts and $1.6 billion represents assets from emulated (Model) accounts.

Listed below are the names, titles and principal business addresses of each principal executive officer of SGA. The address of each principal executive officer is 301 Tresser Blvd. Suite 1310, Stamford CT 06901.

NAME	TITLE
Mr. Gordon Marchand, CFA CPA, CIC	Founding Principal
Mr. George P. Fraise	Founding Principal
Mr. Robert L. Rohn	Founding Principal
SGIA, LLC	General Partner

Mr. Marchand, Mr. Fraise, and Mr. Rohn also serve as Co-Portfolio Managers to the Fund and comprise the Executive Committee responsible for the management of SGA.

SGA currently acts as a sub-adviser to three other registered investment companies with similar investment objectives to those of the Fund. The table below sets forth the assets allocated to SGA by those other investment companies.

FUND NAME	PERCENTAGE OF ASSETS OF INVESTMENT COMPANY ALLOCATED TO SGA (as of May 31, 2018)
John Hancock US Global Leaders Growth Fund	$1.47 billion
Liberty All-Star Equity Fund	$275 million
Liberty All-Start Growth Fund	$50.3 million

1 The Fund paid its sub-advisers the difference between the amount owed to Olive Street and the amount waived by Olive Street.  The amounts presented herein are unaudited, as of the date of this Information Statement.

ADDITIONAL INFORMATION

INFORMATION ABOUT OTHER SERVICE PROVIDERS

U.S. Bancorp Fund Services LLC (“USBFS”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s administrator and accountant. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Fund’s distributor and principal underwriter. Quasar receives no compensation for distributing Fund shares. For the fiscal year ended June 30, 2018, the Fund paid administration fees in the amount of $454,678.

PAYMENT OF EXPENSES

The Fund will pay the expenses of the preparation, printing and mailing of this Information Statement.

COMMISSIONS PAID TO AFFILIATED BROKERS

During the Fund’s most recently completed fiscal year ended June 30, 2018 the Fund did not pay any commissions to any affiliated brokers.

BENEFICIAL OWNERSHIP OF SHARES

As of June 30, 2018, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of the Fund. On that date, the trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

NAME AND ADDRESS	NUMBER OF SHARES	PERCENT
Edward Jones & Co. FBO of Customers 12555 Manchester Road St. Louis, MO 63131-3729	452,559,692.85	99.99%

The information as to beneficial ownership is based on statements furnished to the Fund by the trustees of the Trust, and/or on the records of the Trust’s transfer agent.

ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund’s annual report dated June 30, 2017 or semi-annual report dated December 31, 2017, shareholders of the Fund may visit www.bridgebuildermutualfunds.com, call 1‑855-823-3611 or write to the Fund at Bridge Builder Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or via e-mail at bridgebuilder@edwardjones.com.

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more Fund shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1‑855-823-3611 or forward a written request to Bridge Builder Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 if you would like to:  (1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a Delaware statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

EXHIBIT INDEX

Exhibit No.	Exhibit
(A)	Investment Sub-advisory Agreement among Bridge Builder Trust, Olive Street Investment Advisers, LLC and Sustainable Growth Advisers, LP, relating to the Bridge Builder Large Cap Growth Fund.

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 2nd day of July, 2018, by and among Sustainable Growth Advisers, LP, a Delaware limited partnership located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901 (the "Sub-adviser"), Olive Street Investment Advisers, LLC, a Missouri limited liability company located at 12555 Manchester Road, St. Louis, MO 63131 (the "Adviser"), and the Bridge Builder Trust, a Delaware statutory trust located at 615 East Michigan Street, Milwaukee, WI 53202 (the "Trust") on behalf of the series of the Trust indicated on Schedule A to this Agreement (each a "Fund" and collectively, the "Funds").

WHEREAS, the Adviser and the Sub-adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Trust is an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is the party to this Agreement for the sole purpose of paying the compensation due to the Sub-Adviser under Section 6.(a) of this Agreement; and

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for the Bridge Builder Large Cap Growth Fund, a series of the Trust (the "Fund"), under the terms of an investment advisory agreement, dated August 1, 2013 and amended as of February 18 2015, between the Adviser and the Trust on behalf of the Fund (the "Advisory Agreement"); and

WHEREAS, the Advisory Agreement provides that the Adviser may retain one or more sub-advisers, subject to the approval of the Trust’s Board of Trustees (the "Board"), including a majority of trustees of the Board who are not "interested persons" of the Adviser (the "Independent Trustees"), in accordance with the requirements of the 1940 Act, to render portfolio management services to the Fund pursuant to investment sub-advisory agreements between the Fund, the Adviser and each such sub-adviser; and

WHEREAS, the Trust’s Board has duly consented to and approved the appointment of the Sub-adviser to provide investment advisory services (the "Services") to a portion of the assets of the Fund allocated to the Sub-adviser (the "Allocated Portion"); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-adviser to provide the Services to the Allocated Portion in the manner and on the terms set out in this Agreement, and the Sub-adviser desires to provide such Services;

NOW, THEREFORE, WITNESSETH:  The parties hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

(a)
Acceptance.  The Adviser hereby appoints the Sub-adviser, and the Sub-adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as an investment adviser to the Fund with respect to the Allocated Portion.

(b)
Independent Contractor.  The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized in this Agreement or another writing by the Trust or Adviser to the Sub-adviser, have no authority to act for or be deemed an agent of the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund.

(c)
The Sub-adviser’s Representations.  The Sub-adviser represents, warrants and agrees that (i) it has all requisite power and authority to enter into and perform its obligations under this Agreement; (ii) it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; (iii) neither it nor any "affiliated person" of it, as such term is defined in Section 2(a)(3) of the 1940 Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act; (iv) it is duly registered as an adviser under the Advisers Act; and (v) except as otherwise specified herein, it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Fund and the Adviser.

The Sub-adviser further represents, warrants, and agrees that it shall:

(i)	Use its best judgment and efforts in rendering the advice and services to Trust and Fund as contemplated by this Agreement;

(ii)	Maintain all licenses and registrations necessary to perform its duties hereunder in good order;

(iii)	Conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, and any other applicable state and/or self-regulatory organization regulations; and

(iv)
Maintain errors and omissions insurance coverage in an appropriate amount and shall provide written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies.  Furthermore, the Sub-adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(d)
The Adviser’s Representations.  The Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Adviser further represents, warrants and agrees that it has the authority under the Advisory Agreement to appoint the Sub-adviser.

(e)	Plenary authority of the Board. The Sub-adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board.

2.	DELIVERY OF DOCUMENTS.

(a)	The Adviser has furnished or will furnish to the Sub-adviser copies of each of the following documents:

(i)	the Declaration of the Trust as in effect on the date hereof;

(ii)	the By-laws of the Trust in effect on the date hereof;

(iii)	the resolutions of the Board approving the engagement of the Sub-adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

(iv)	the Advisory Agreement;

(v)	the Code of Ethics of the Trust and of the Adviser as currently in effect; and

(vi)	current copies of the Fund’s Prospectus and Statement of Additional Information.

The Adviser shall furnish the Sub-adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.

(b)	The Sub-adviser has furnished or will furnish the Adviser with copies of each of the following documents:

(i)	the Sub-adviser's most recent registration statement on Form ADV;

(ii)	the Sub-adviser’s most recent balance sheet;

(iii)	separate lists of persons whom the Sub-adviser wishes to have authorized to give written and/or oral instructions to the custodian (the "Custodian") and accounting agent of the Fund's assets;

(iv)	the Code of Ethics (defined below) of the Sub-adviser as currently in effect;

(v)	the Sub-adviser’s proxy voting policies as currently in effect; and

(vi)
complete and accurate copies of any compliance manuals, trading, commission and other reports, insurance policies, and such other management or operational documents as the Adviser may reasonably request in writing (on behalf of itself or the Board) in assessing the Sub-adviser.

The Sub-adviser shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.  Additionally, the Sub-adviser shall provide to the Adviser such other documents relating to its services under this Agreement as the Adviser may reasonably request on a periodic basis.  Such amendments or supplements shall be provided within thirty (30) days of the time such materials became available to the Sub-adviser.

3.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

Subject to the supervision of the Board and the Adviser, the Sub-adviser shall manage the investments of the Allocated Portion in accordance with the Fund's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-adviser, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act (the "CEA")  and the rules of the National Futures Association  (the "NFA Rules"), and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. From time to time, the Adviser or the Fund may provide the Sub-adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-adviser's management of the Allocated Portion, which shall become effective at such time as agreed upon by both parties.  Subject to each of the foregoing sentences above, the Sub-adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property and assets comprising or relating to the Allocated Portion.

In addition, the Sub-adviser will, at its own expense:

(a)
advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies;

(b)	submit such reports and information as the Adviser or the Fund may reasonably request to assist the Custodian in its determination of the market value of securities held in the Allocated Portion;

(c)
obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund;

(d)	employ professional portfolio managers and securities analysts who provide research services to the Fund;

(e)	place orders for purchases and sales of portfolio investments for the Allocated Portion;

(f)	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

(g)
as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, provide the Custodian with copies of trade tickets for each transaction effected for the Allocated Portion by the Sub-adviser, provide copies to the Adviser and the Fund upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations received by the Sub-adviser;

(h)
as soon as practicable following the end of each calendar month, provide the Adviser and the Fund with written statements showing all transactions effected for the Allocated Portion during the month by the Sub-adviser, a summary listing all investments attributable to transactions of the Sub-adviser that are held in the Allocated Portion as of the last day of the month, and such other information as the Adviser or the Fund may reasonably request in connection with any accounting or marketing services that the Adviser provides for the Fund.  The Adviser and the Fund acknowledge that Sub-adviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

(i)
to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Trust or the Adviser with (a) current copies of the compliance policies and procedures of the Sub-adviser in effect from time to time (including prompt notice of any material changes thereto), (b)  reports of any violations of the Sub-adviser's compliance policies and procedures that occurred in connection with the provision of services to the Fund, (c) a copy of the Sub-adviser's annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (d) copies of any correspondence between the Sub-adviser and a regulatory agency in connection with regulatory examinations or proceedings, and (e) upon request, a certificate of the Chief Compliance Officer of the Sub-adviser to the effect that the policies and procedures of the Sub-adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

(j)
comply with all procedures and policies adopted by the Board in compliance with applicable law, including without limitation, Rules 10f-3, 12d3-1, 17a-7, 17e-1 and 17j-1 under the 1940 Act, and the Pricing and Valuation Procedures (together, "Fund Procedures") provided to the Sub-adviser by the Adviser or the Fund and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-adviser;

(k)
maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent "access persons," as such term is defined in Rule 17j-1, from violating its Code of Ethics;

(l)	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries submitted to the Sub-adviser in writing;

(m)
furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto;

(n)
as reasonably requested by the Adviser or the Fund, provide the Fund with information and advice regarding assets in the Allocated Portion to assist the Fund in determining the appropriate valuation of such assets and the appropriate pricing sources for such assets and whether pricing information provided by the Fund’s pricing agents is reasonable;

(o)
file with the Securities and Exchange Commission (the "SEC") any report on Form 13F or Schedule 13G and any amendments thereto, required by the Securities Exchange Act of 1934 (the "Exchange Act"),  with respect to its duties as are set forth herein;

(p)
except as permitted by the  Fund Procedures, shall treat confidentially, and shall not disclose without the consent of the Fund, all information in respect of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades); and

(q)
upon request, will review the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the "Disclosure Documents") in order to ensure that, with respect to the disclosure about the Sub-adviser, the manner in which the Sub-adviser manages the Fund and information relating directly or indirectly to the Sub-adviser (the "Sub-adviser Disclosure"), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

The Fund or its agent will provide timely information to the Sub-adviser regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in, the Fund.  The Fund or its agent will timely provide the Sub-adviser with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-adviser to perform its responsibilities hereunder.

The Adviser will be responsible for all class actions and lawsuits involving the Fund or securities held, or formerly held, in the Fund.  The Sub-adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy.  In the case of notices of class action suits received by the Sub-adviser involving issuers presently or formerly held in the Allocated Portion, the Sub-adviser shall promptly forward such notices to the Adviser and, with the consent of the Adviser, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

4.	PROXY VOTING

(a)
The Adviser hereby delegates to the Sub-adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Fund, provided however, that the Fund may request that the Sub-adviser vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies.  Absent specific instructions to the contrary provided to it by the Adviser or the Fund, and subject to its receipt of all necessary voting materials, the Sub-adviser shall vote all proxies with respect to investments of the Fund in accordance with the Sub-adviser’s proxy voting policy as most recently provided to the Adviser and the Trust.

(b)	The Sub-adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.

(c)
The Sub-adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-adviser’s voting procedures, of the Sub-adviser’s actual votes, and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC.  The Sub-adviser shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Fund on a quarterly basis (or more frequently, upon the request of the Adviser).  The Sub-adviser shall provide the Adviser and the Fund with information regarding the policies and procedures that the Sub-adviser uses to determine how to vote proxies relating to the Allocated Portion.

5.	ALLOCATION OF EXPENSES

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder.  In this regard, the Adviser specifically agrees that the Sub-adviser shall not be responsible for the following expenses:

(a)	fees and expenses incurred in connection with the issuance, registration and transfer of its shares;

(b)	brokerage and commission expenses incurred by the Fund;

(c)
all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its Custodian, shareholder services agent and accounting services agent;

(d)	interest charges on any Fund borrowings;

(e)
costs and expenses of pricing and calculating its daily net asset value (including, without limitation, any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s assets) and of maintaining its books of account required under the 1940 Act, except for the expenses incurred by the Sub-adviser in connection with its services under Section 13 hereunder, which are expenses of the Sub-adviser;

(f)	Fund taxes, if any;

(g)	except as stated below, expenditures in connection with meetings of the Fund’s shareholders and the Board;

(h)
salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee;

(i)	insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance;

(j)	legal, auditing and accounting fees of the Fund and trade association dues or educational program expenses of the Trust or the Board; and

(k)
fees and expenses (including legal fees) of registering and maintaining registration of the Fund’s shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any.

The Sub-adviser specifically agrees that with respect to the operation of the Fund, the Sub-adviser shall be responsible for (i) providing the personnel, office space, furnishings, and equipment reasonably necessary to provide its sub-advisory services to the Fund hereunder, and (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Sub-adviser.  Additionally, the Sub-adviser agrees that the Sub-adviser shall be responsible for reasonable expenses incurred by the Fund or Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit involving the Sub-adviser to which neither the Fund nor the Adviser is a party. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

6.	SUB-ADVISORY FEES

(a)
Each Fund shall pay to the Sub-adviser, and the Sub-adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement a fee, based on the Current Net Assets of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof.  Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination.  For purposes of computing the amount of Sub-advisory fee accrued for any day, "Current Net Assets" shall mean the Allocated Portion's net assets, managed by the Sub-adviser, as of the most recent preceding day for which the Fund's net assets were computed.  For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Current Net Assets of the Allocated Portion equals zero. The Trust, on behalf of each Fund hereby agrees that each Fund, will perform its obligations set forth in Section 6.(a) of this Agreement.

(b)
The Sub-adviser voluntarily may reduce any portion of the fees due to it pursuant to this Agreement.  Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Sub-adviser hereunder.

7.	PORTFOLIO TRANSACTIONS

In connection with the investment and reinvestment of the assets of the Fund, the Sub-adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion's portfolio (the "Portfolio") and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio.  The Sub-adviser may take into consideration, among other things, the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.  The Sub-adviser shall maintain records adequate to demonstrate compliance with the requirements of this paragraph.  Such records shall be made available to the Fund or Adviser upon request.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Exchange Act). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Sub-adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-adviser to its discretionary clients, including the Fund. In addition, the Sub-adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-adviser or the Trust's principal underwriter) if the Sub-adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund’s assets be purchased from or sold to the Adviser, Sub-adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Adviser and the Fund authorize and empower the Sub-adviser to direct the Custodian to open and maintain accounts for trading in securities and other investments (all such accounts hereinafter called "brokerage accounts") for and in the name of the Fund.  In addition, in connection with establishing such brokerage accounts, the Adviser and the Fund authorize and empower the Sub-adviser to execute for the Fund as its agent and attorney-in-fact reasonable and customary customer agreements and other documentation in connection therewith, such as International Swaps and Derivatives Association (ISDA) agreements and futures and options account agreements, with brokers, dealers, and/or futures commission merchants as the Sub-adviser shall select as provided above.  Subject to applicable law, including the custody requirements under the 1940 Act, the Sub-adviser may, using such of the securities and other investments of the Fund as the Sub-adviser deems necessary or desirable, direct the Custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers or to a collateral account established with the Custodian as the Sub-adviser deems desirable or appropriate and as is required by applicable law.  The Sub-adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian, except as otherwise permitted by applicable law. For the avoidance of doubt, the Sub-adviser shall not take or receive physical possession of any cash, securities or other property of the Fund.  The Sub-adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Fund, (ii) to deliver securities and other property against payment for the Fund, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-adviser may designate, all consistent with the powers, authorities and limitations set forth herein.  The Sub-adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-adviser except as expressly provided herein.

8.	LIABILITY; STANDARD OF CARE AND INDEMNIFICATION

The Sub-adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 3 above) comply with the investment policies, guidelines and restrictions of the Fund; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.  The Sub-adviser shall be liable to the Fund and/or the Adviser for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Sub-adviser in violation of the first paragraph of Section 3 hereof.  The Sub-adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to the Sub-adviser by the Adviser or the Fund, and only with respect to the Sub-adviser Disclosure in such Disclosure Documents.

Except as set forth above, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-adviser, the Sub-adviser shall not be subject to liability to the Adviser or the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Sub-adviser.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser or Fund may have under any federal securities law or state law.

The Sub-adviser shall indemnify and hold harmless the Adviser and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-adviser Disclosure; and (ii) resulting from the Sub-adviser's willful misfeasance, bad faith or gross negligence in connection with the performance of the Sub-adviser's obligations under this Agreement, or from the Sub-adviser's reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-adviser's obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser or Fund, the Adviser or Fund shall not be subject to liability to the Sub-adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, or for any act or omission by the Adviser or the Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Sub-adviser may have under any federal securities law or state law.

The Adviser shall indemnify and hold harmless the Sub-adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) resulting from the Adviser's willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser's obligations under this Agreement, or from the Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Adviser's obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-adviser, is caused by or is otherwise directly related to the Sub-adviser's own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

No provision of this Agreement shall be construed to protect any Trustee or Officer of the Fund, or officer of the Adviser or Sub-adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

The Sub-adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

9.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)
This Agreement shall become effective upon approval by the Board and its execution by the parties hereto.  Pursuant to the exemptive relief obtained in the SEC Order dated on or about August 6, 2013, Investment Company Act Release No. 30592, approval of the Agreement by a majority of the outstanding voting securities of the Fund is not required, and the Sub-adviser acknowledges that it shall be without the protection (if any) accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

(b)
This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-adviser, or (c) by the Sub-adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser.  This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement.  As used in this Section 9, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(c)
In the event of a termination, the Sub-adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board or the Adviser, transfer any and all books and records of the Fund maintained by the Sub-adviser on behalf of the Fund.

(d)
The Sub-adviser shall promptly notify the Adviser of any proposed transaction or other event that could reasonably be expected to result in an assignment of this Agreement within the meaning of the 1940 Act.

10.	SERVICES NOT EXCLUSIVE

The services of the Sub-adviser to the Adviser and the Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is specifically understood that directors, officers and employees of the Sub-adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Adviser agrees that Sub-adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Fund.  Nothing in this Agreement shall be deemed to require Sub-adviser, its principals, affiliates, agents or employees to purchase or sell for the Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

11.	AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Fund with those for other accounts managed by the Sub-adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-adviser among the accounts and at a price approximately averaged and if such combination of orders and the allocation thereof is consistent with applicable law.  The Sub-adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) over time, no account will be favored or disfavored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security on a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-adviser’s compliance policies and procedures and applicable law.  The Sub-adviser also agrees to provide such documentation and/or information to the Fund or Adviser as is reasonably necessary to allow the Fund or Adviser to determine whether orders for the Fund have been aggregated and allocated equitably.

12.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and this Agreement may be amended only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

13.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Sub-adviser may retain copies of any records to the extent required for it to comply with applicable laws.  The Sub-adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.  Notwithstanding the foregoing, Sub-adviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Allocated Portion.

14.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY

Notwithstanding any provision herein to the contrary, the Sub-adviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any "Non-public Personal Information," as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "G-L-B Act"), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities.  The receiving party may disclose or disseminate the disclosing party's Confidential Information to its employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party's obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to the other party’s Confidential Information.  In addition, each party shall promptly notify the other party in writing upon learning of any unauthorized disclosure or use of the other party’s Confidential Information by such party or its agents.

The term "Confidential Information," as used herein, means any of a party’s proprietary or confidential information including, without limitation, any Non-public Personal Information of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that may be obtained by the other party from any source or that may be developed as a result of this Agreement and Non-public Personal Information that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing, orally or by other means and whether or not such information is marked as confidential.  Confidential Information  shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 14, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Section 14 shall survive any termination of this Agreement.

15.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.  The Sub-adviser agrees to inform the Trust of any material development related to the Fund that the Sub-adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

16.	REPORTS AND ACCESS

To the extent not otherwise identified in this Agreement, the Sub-adviser agrees to supply such other information and documentation to the Adviser and to permit such compliance inspections by the Adviser or the Fund as shall be reasonably necessary to permit the Adviser and the Fund's service providers to satisfy their obligations and respond to the reasonable requests of the Trust.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.	NOTIFICATION

The Sub-adviser agrees that it will provide prompt notice to the Adviser and Fund about developments relating to its duties as Sub-adviser of which the Sub-adviser has, or should have, knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund, any material changes in senior management, operations, financial condition or ownership of the Sub-adviser’s firm, and the occurrence of any event that would disqualify the Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-adviser shall immediately notify the Adviser and the Trust in the event that the Sub-adviser:  (1) becomes subject to a statutory disqualification that prevents the Sub-adviser from serving as an investment adviser pursuant to this Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization).  The Sub-adviser shall immediately forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the Trust or the Fund.

19.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

Adviser:	General Counsel Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131 and Olive Street Investment Advisers, LLC 12555 Manchester Road St. Louis, MO 63131 Attn: Helge K. Lee
Sub-adviser:	Sustainable Growth Advisers, LP 3 Stamford Plaza 301 Tresser Boulevard, Suite 1310 Stamford, CT 06901
Trust/Fund:	Bridge Builder Trust 12555 Manchester Road St. Louis, MO 63131 Attn: Helge K. Lee

20.	ASSIGNMENT

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its "assignment," as that term is defined in section 2(a)(4) of the 1940 Act.

21.	SEVERABILITY AND ENTIRE AGREEMENT

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter.

22.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.	CONSULTATION WITH OTHER SUB-ADVISERS

In performance of its duties and obligations under this Agreement, the Sub-adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the Fund Procedures.  The Sub-adviser shall not provide investment advice to any assets of the Fund other than the assets managed by the Sub-adviser.

24.	CHANGE IN THE SUB-ADVISER’S OWNERSHIP

The Sub-adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-adviser within a reasonable time prior to such change being effected.

25.	COUNTERPARTS

 This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

26.	MISCELLANEOUS

Where the effect of a requirement of the 1940 Act or Advisers Act, as amended, reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

27.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

OLIVE STREET INVESTMENT ADVISERS, LLC (Adviser) By: ________________________________ Name: Ryan T. Robson Title: President

SUSTAINABLE GROWTH ADVISERS, LP (Sub-adviser) By: ________________________________ Name: _______________________________ Title: _______________________________

BRIDGE BUILDER TRUST (Trust) By: ________________________________ Name: ______________________________ Title: ______________________________